UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2017

Applied Materials, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-06920	94-1655526
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3050 Bowers Avenue P.O. Box 58039 Santa Clara, CA	95052-8039
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 727-5555

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Shareholders of Applied Materials, Inc. (the “Company”) was held on March 9, 2017 (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders cast their votes on six proposals, as set forth below.

Proposal 1.	Election of Directors.

Name of Nominee	For	Against	Abstain	Broker Non- Votes
Judy Bruner	794,019,848	4,416,915	1,004,646	131,613,492
Xun (Eric) Chen	794,711,121	3,489,021	1,241,267	131,613,492
Aart J. de Geus	796,442,830	2,062,156	936,423	131,613,492
Gary E. Dickerson	796,759,029	1,837,110	845,270	131,613,492
Stephen R. Forrest	796,689,846	1,810,840	940,723	131,613,492
Thomas J. Iannotti	789,136,297	9,367,965	937,147	131,613,492
Alexander A. Karsner	794,273,584	4,161,918	1,005,907	131,613,492
Adrianna C. Ma	796,542,016	1,835,712	1,063,681	131,613,492
Dennis D. Powell	795,694,607	2,787,435	959,367	131,613,492

Each of the nine nominees was elected to serve as a director for a one-year term and until he or she is succeeded by another qualified director who has been elected, or, if earlier, until his or her death, resignation or removal.

Proposal 2.	Approval, on an Advisory Basis, of the Compensation of the Company’s Named Executive Officers for Fiscal Year 2016.

For	Against	Abstain	Broker Non- Votes
779,356,894	17,971,138	2,113,377	131,613,492

The compensation of the Company’s named executive officers, as disclosed in the Company’s Proxy Statement for the Annual Meeting, was approved on an advisory basis.

Proposal 3.	Approval, on an Advisory Basis, of the Frequency of Holding an Advisory Vote on Executive Compensation.

One Year	Two Years	Three Years	Abstain
730,511,548	3,173,605	64,426,378	1,329,878

The Company’s shareholders indicated their preference, on an advisory basis, for the advisory vote on executive compensation to be held every year. Applied has determined that it will hold an advisory vote on executive compensation on an annual basis until the next required vote on the frequency of such advisory votes, or until the Board of Directors otherwise determines that a different frequency for such votes is in the best interests of Applied’s shareholders.

Proposal 4.	Approval of the Material Terms of the Performance Goals for Purposes of Section 162(m) and an Annual Limit on Awards to Non-Employee Directors under the Amended and Restated Employee Stock Incentive Plan.

For	Against	Abstain	Broker Non- Votes
752,546,691	45,237,355	1,657,363	131,613,492

The materials terms of the performance goals for the purposes of Internal Revenue Code Section 162(m) (“Section 162(m)”) and an annual limit on awards to non-employee directors under the Amended and Restated Employee Stock Incentive Plan were approved.

Proposal 5.	Approval of the Material Terms of the Performance Goals for Purposes of Section 162(m) under the Amended and Restated Senior Executive Bonus Plan.

For	Against	Abstain	Broker Non- Votes
776,115,634	21,392,392	1,933,383	131,613,492

The materials terms of the performance goals for the purposes of Section 162(m) under the Amended and Restated Senior Executive Bonus Plan were approved.

Proposal 6.	Ratification of the Appointment of KPMG as the Company’s Independent Registered Public Accounting Firm for Fiscal Year 2017.

For	Against	Abstain
913,575,955	14,964,638	2,514,308

The appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2017 was ratified.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Applied Materials, Inc.
(Registrant)

Dated: March 10, 2017

	By:	/s/ Thomas F. Larkins
Thomas F. Larkins
Senior Vice President, General Counsel and Corporate Secretary